                                                                    Exhibit 24.1
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NMHG Holding Co., a Delaware corporation (the "Company"), hereby constitutes and appoints Reginald R. Eklund, Jeffrey C. Mattern, Geoffrey D. Lewis, Charles A. Bittenbender, Dennis W. LaBarre and Thomas C. Daniels, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         Executed as of this 13th day of March 2002.

/s/  Reginald R. Eklund                   /s/  David H. Hoag
--------------------------------------    -------------------------------------
Reginald R. Eklund                        David H. Hoag
President and Chief Executive Officer     Director
(Principal Executive Officer)

/s/  Jeffrey C. Mattern                   /s/  Dennis W. LaBarre
--------------------------------------    -------------------------------------
Jeffrey C. Mattern                        Dennis W. LaBarre
Treasurer                                 Director
(Principal Financial Officer )

/s/  Raymond C. Ulmer                     /s/  Richard de J. Osborne
--------------------------------------    -------------------------------------
Raymond C. Ulmer                          Richard de J. Osborne
Controller                                Director
(Principal Accounting Officer)

/s/  Alfred M. Rankin, Jr.                /s/  Claiborne R. Rankin
--------------------------------------    -------------------------------------
Alfred M. Rankin, Jr.                     Claiborne R. Rankin
Director                                  Director

/s/  Owsley Brown II                      /s/  Ian M. Ross
--------------------------------------    -------------------------------------
Owsley Brown II                           Ian M. Ross
Director                                  Director

/s/  Eiichi Fujita                        /s/  Britton T. Taplin
--------------------------------------    -------------------------------------
Eiichi Fujita                             Britton T. Taplin
Director                                  Director

/s/  Robert M. Gates                      /s/  David F. Taplin
--------------------------------------    -------------------------------------
Robert M. Gates                           David F. Taplin
Director                                  Director

/s/  Leon J. Hendrix, Jr.                 /s/  Frank F. Taplin
--------------------------------------    -------------------------------------
Leon J. Hendrix, Jr.                      Frank F. Taplin
Director                                  Director

                                          /s/  John F. Turbin
                                          -------------------------------------
                                          John F. Turbin
                                          Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NMHG DISTRIBUTION CO., a Delaware corporation (the "Company"), hereby constitutes and appoints Reginald R. Eklund, Geoffrey D. Lewis, Jeffrey
C. Mattern, Raymond C. Ulmer, Dennis W. LaBarre and Thomas C. Daniels, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of NMHG Holding Co., with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         Executed as of this 8th day of May 2002.

/s/  Edward W. Ryan                        /s/  Reginald R. Eklund
--------------------------------------    -------------------------------------
Edward W. Ryan                            Reginald R. Eklund
President and Director                    Chairman and Director
(Principal Executive Officer)

/s/  Jeffrey C. Mattern                   /s/  Geoffrey D. Lewis
--------------------------------------    -------------------------------------
Jeffrey C. Mattern                        Geoffrey D. Lewis
Treasurer                                 Director
(Principal Financial Officer)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NMHG OREGON, INC., an Oregon corporation (the "Company"), hereby constitutes and appoints Reginald R. Eklund, Geoffrey D. Lewis, Jeffrey C. Mattern, Raymond C. Ulmer, Dennis W. LaBarre and Thomas C. Daniels, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of NMHG Holding Co., with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         Executed as of this 8th day of May 2002.

/s/  Reginald R. Eklund                   /s/  Geoffrey D. Lewis
--------------------------------------    -------------------------------------
Reginald R. Eklund                        Geoffrey D. Lewis
President and Director                    Director
(Principal Executive Officer)

/s/  Jeffrey C. Mattern                   /s/  Raymond C. Ulmer
--------------------------------------    -------------------------------------
Jeffrey C. Mattern                        Raymond C. Ulmer
Treasurer                                 Controller
(Principal Financial Officer)            (Principal Accounting Officer)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned managers and officers of HYSTER OVERSEAS CAPITAL CORPORATION, LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints Reginald R. Eklund, Geoffrey D. Lewis, Jeffrey C. Mattern, Dennis W. LaBarre and Thomas C. Daniels, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of NMHG Holding Co., with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         Executed as of this 8th day of May 2002.

/s/  Reginald R. Eklund                   /s/  Geoffrey D. Lewis
--------------------------------------    -------------------------------------
Reginald R. Eklund                        Geoffrey D. Lewis
President and Manager                     Manager
(Principal Executive Officer)

/s/  Jeffrey C. Mattern
--------------------------------------
Jeffrey C. Mattern
Treasurer and Manager
(Principal Financial Officer and Principal
Accounting Officer)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of HYSTER-YALE MATERIALS HANDLING, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Reginald R. Eklund, Geoffrey D. Lewis, Jeffrey C. Mattern, Raymond C. Ulmer, Dennis W. LaBarre and Thomas C. Daniels, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of NMHG Holding Co., with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         Executed as of this 8th day of May 2002.

/s/  Reginald R. Eklund                   /s/  David H. Hoag
--------------------------------------    -------------------------------------
Reginald R. Eklund                        David H. Hoag
President, Chief Executive Officer and    Director
Director
(Principal Executive Officer)

/s/  Jeffrey C. Mattern                   /s/  Dennis W. LaBarre
--------------------------------------    -------------------------------------
Jeffrey C. Mattern                        Dennis W. LaBarre
Treasurer                                 Director
(Principal Financial Officer )

/s/  Raymond C. Ulmer                     /s/  Richard de J. Osborne
--------------------------------------    -------------------------------------
Raymond C. Ulmer                          Richard de J. Osborne
Controller                                Director
(Principal Accounting Officer)

/s/  Alfred M. Rankin, Jr.                /s/  Claiborne R. Rankin
--------------------------------------    -------------------------------------
Alfred M. Rankin, Jr.                     Claiborne R. Rankin
Director                                  Director

/s/  Owsley Brown II                      /s/  Ian M. Ross
--------------------------------------    -------------------------------------
Owsley Brown II                           Ian M. Ross
Director                                  Director

/s/  Eiichi Fujita                        /s/  Britton T. Taplin
--------------------------------------    -------------------------------------
Eiichi Fujita                             Britton T. Taplin
Director                                  Director

/s/  Robert M. Gates                      /s/  David F. Taplin
--------------------------------------    -------------------------------------
Robert M. Gates                           David F. Taplin
Director                                  Director

/s/  Leon J. Hendrix, Jr.                 /s/  Frank F. Taplin
--------------------------------------    -------------------------------------
Leon J. Hendrix, Jr.                      Frank F. Taplin
Director                                  Director

                                          /s/  John F. Turben
                                          -------------------------------------
                                          John F. Turben
                                          Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NACCO MATERIALS HANDLING GROUP, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Reginald R. Eklund, Geoffrey D. Lewis, Jeffrey C. Mattern, Raymond C. Ulmer, Dennis W. LaBarre and Thomas C. Daniels, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of NMHG Holding Co., with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         Executed as of this 8th day of May 2002.

/s/  Reginald R. Eklund                   /s/  David H. Hoag
--------------------------------------    -------------------------------------
Reginald R. Eklund                        David H. Hoag
President, Chief Executive Officer and    Director
Director
(Principal Executive Officer)

/s/  Jeffrey C. Mattern                   /s/  Dennis W. LaBarre
--------------------------------------    -------------------------------------
Jeffrey C. Mattern                        Dennis W. LaBarre
Treasurer                                 Director
(Principal Financial Officer )

/s/  Raymond C. Ulmer                     /s/  Richard de J. Osborne
--------------------------------------    -------------------------------------
Raymond C. Ulmer                          Richard de J. Osborne
Controller                                Director
(Principal Accounting Officer)

/s/  Alfred M. Rankin, Jr.                /s/  Claiborne R. Rankin
--------------------------------------    -------------------------------------
Alfred M. Rankin, Jr.                     Claiborne R. Rankin
Director                                  Director

/s/  Owsley Brown II                      /s/  Ian M. Ross
--------------------------------------    -------------------------------------
Owsley Brown II                           Ian M. Ross
Director                                  Director

/s/  Eiichi Fujita                        /s/  Britton T. Taplin
--------------------------------------    -------------------------------------
Eiichi Fujita                             Britton T. Taplin
Director                                  Director

/s/  Robert M. Gates                      /s/  David F. Taplin
--------------------------------------    -------------------------------------
Robert M. Gates                           David F. Taplin
Director                                  Director

/s/  Leon J. Hendrix, Jr.                 /s/  Frank F. Taplin
--------------------------------------    -------------------------------------
Leon J. Hendrix, Jr.                      Frank F. Taplin
Director                                  Director

                                          /s/  John F. Turben
                                          -------------------------------------
                                          John F. Turben
                                          Director